UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2008
NOCOPI TECHNOLOGIES, INC.
(Exact name of issuer as specified in charter)

MARYLAND (State or Other Jurisdiction of Incorporation or Organization)	000-20333 (Commission File Number)	87-0406496 (I.R.S. Employer Identification Number)
9C Portland Road, West Conshohocken
Pennsylvania 19428
(Address of principal executive offices)
(610) 834-9600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1
     Registrant hereby furnishes the Press Release dated January 10, 2008, attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.
Date: January 10, 2008	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Chief Financial Officer